UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)
750 Battery Street, Suite 330
San Francisco, CA 94111
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
N/A
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     From time to time, VIA Pharmaceuticals, Inc. (the “Company”) plans to conduct presentations to third parties regarding its business. The current slides for the Company’s corporate presentation are attached to this report as Exhibit 99.1 and the information set forth therein is incorporated by reference herein.
     The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Slide Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: May 14, 2008	By:	/s/ James G. Stewart
James G. Stewart
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation